MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

February 28, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011                                          #10087 --  2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves          February 28, 1998

DEAR SHAREHOLDER

For the six-month period ended February 28, 1998, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.83%.* The fund's 7-day yield as of February 28, 1998 was 4.80%.

The average portfolio maturity for Merrill Lynch U.S.A Government
Reserves at February 28, 1998 was 80 days, compared to 85 days at August 31, 1997.

The Environment
During the six months ended February 28, 1998, investors focused on the implications that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity.
Industrial activity is beginning to slow, but the slowdown has not spread to other sectors of the economy. We continue to have a constructive view on the market, expecting growth to moderate and inflation to remain under control.

The Federal Open Market Committee did not ease monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan
Greenspan suggested that monetary policy might remain steady for some time. This raised concerns among US bond investors who had expected imminent monetary policy easing. As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy, and the Federal Reserve
Board's response to them.

In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A.
Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/MARIE HEUMILLER
Marie Heumiller
Vice President and Portfolio Manager

March 31, 1998

We are pleased to announce that Marie Heumiller is responsible for the day-to-day management of Merrill Lynch U.S.A. Government
Reserves. Ms. Heumiller has been employed by Merrill Lynch Asset
Management, L.P. since 1992 as Vice President and Portfolio Manager.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



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

Merrill Lynch U.S.A. Government Reserves                          February 28, 1998

SCHEDULE OF INVESTMENTS                                              (in Thousands)

                      Face          Interest          Maturity            Value
Issue                Amount           Rate              Date            (Note 1a)

US Government Obligations -- 37.4%

US Treasury Bills*  $3,575            5.37%           4/16/98            $3,552
                     2,900            5.40            4/30/98             2,874
                     2,900            5.32            5/07/98             2,872
                     1,900            5.52            5/28/98             1,875
                     2,250            5.525           5/28/98             2,221
                     3,080            5.29            9/17/98             2,991

US Treasury Notes    3,600            5.125           2/28/98             3,600
                     6,440            6.125           3/31/98             6,445
                     8,000            7.875           4/15/98             8,029
                     3,765            5.125           4/30/98             3,762
                     5,500            5.875           4/30/98             5,503
                    16,110            6.125           5/15/98            16,131
                     8,480            8.25            7/15/98             8,565
                     1,500            5.25            7/31/98             1,499
                     2,800            6.25            7/31/98             2,809
                     2,375            5.875           8/15/98             2,379
                     5,100            9.25            8/15/98             5,185
                    13,800            6.125           8/31/98            13,840
                     5,000            4.75            9/30/98             4,978
                    20,150            6.00            9/30/98            20,202
                     7,400            7.125          10/15/98             7,476
                    14,100            5.875          10/31/98            14,124
                    15,800            5.50           11/15/98            15,792
                     1,800            8.875          11/15/98             1,841
                     7,000            5.125          11/30/98             6,976
                     9,800            5.625          11/30/98             9,806
                    14,100            6.375           1/15/99            14,197
                     5,100            5.00            1/31/99             5,074
                     3,200            5.875           1/31/99             3,208
                     4,000            6.25            3/31/99             4,029
                     2,900            6.375           4/30/99             2,926
                     5,000            6.75            6/30/99             5,025
                     2,000            5.375           1/31/00             1,992

US Treasury STRIPS+  4,700           5.282            2/15/99             4,457
                                                                      ---------
Total US Government Obligations
(Cost  -- $216,221)                                                     216,235
                                                                      =========


 Face
Amount                       Issue

Repurchase Agreements** -- 64.4%

$16,000    Aubrey G. Lanston & Co., Inc., purchased
           on 2/27/98 to yield 5.65% to 3/02/98                         $16,000
 20,000    BZW Securities, Inc., purchased on 2/27/98
           to yield 5.64% to 3/02/98                                     20,000
 26,000    Daiwa Securities America, Inc., purchased
           on 2/27/98 to yield 5.64% to 3/02/98                          26,000
 26,000    Dean Witter Reynolds, Inc., purchased on
           2/27/98 to yield 5.65% to 3/02/98                             26,000
 26,000    Deutsche Morgan Grenfell, Inc., purchased
           on 2/27/98 to yield 5.65% to 3/02/98                          26,000
 26,000    Donaldson, Lufkin & Jenrette Securities
           Corp., purchased on 2/27/98 to yield 5.64%
           to 3/02/98                                                    26,000
 27,000    Fuji Securities, Inc., purchased on 2/27/98
           to yield 5.65% to 3/02/98                                     27,000
 26,000    Greenwich Capital Markets, Inc.,
           purchased on 2/27/98 to yield 5.65%
           to 3/02/98                                                    26,000
 26,000    HSBC Securities, Inc., purchased on
           2/27/98 to yield 5.65% to 3/02/98                             26,000
 26,000    Nesbitt Burns Securities, Inc., purchased
           on 2/27/98 to yield 5.65% to 3/02/98                          26,000
 27,000    Nikko Securities Co. International, Inc.,
           purchased on 2/27/98 to yield 5.66% to
           3/02/98                                                       27,000
 26,000    Nomura Securities International, Inc.,
           purchased on 2/27/98 to yield 5.65% to
           3/02/98                                                       26,000
 24,817    PaineWebber Inc., purchased on 2/27/98
           to yield 5.65% to 3/02/98                                     24,817
 26,000    Salomon Brothers, Inc., purchased on
           2/27/98 to yield 5.65% to 3/02/98                             26,000
 24,000    Sanwa Securities USA Co., L.P.,
           purchased on 2/27/98 to yield 5.65%
           to 3/02/98                                                    24,000
                                                                     ----------

Total Repurchase Agreements
(Cost -- $372,817)                                                      372,817

Total Investments (Cost -- $589,038) -- 101.8%                          589,052

Liabilities in Excess of Other Assets -- (1.8%)                         (10,238)
                                                                     ----------
Net Assets -- 100.0%                                                   $578,814
                                                                     ==========

 * US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
** Repurchase Agreements are fully collateralized by US Government & Agency
   Obligations.
 + Separate Traded Registered Interest and Principal of Securities (STRIPS).

   See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1998

Assets:               Investments, at value (identified cost -- $589,037,827*) (Note 1a)                      $589,051,572
                      Cash                                                                                             981
                      Receivables:
                      Interest                                                               $3,430,053
                      Beneficial interest sold                                                    4,150          3,434,203
                                                                                           ------------
                      Prepaid registration fees and other assets (Note 1d)                                          85,285
                                                                                                              ------------
                      Total assets                                                                             592,572,041
                                                                                                              ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                            9,523,349
                      Securities purchased                                                    3,551,536
                      Investment adviser (Note 2)                                               199,007
                      Distributor (Note 2)                                                      167,222         13,441,114
                                                                                           ------------
                      Accrued expenses and other liabilities                                                       317,191
                                                                                                              ------------
                      Total liabilities                                                                         13,758,305
                                                                                                              ------------

Net Assets:           Net assets                                                                              $578,813,736
                                                                                                              ============

Net Assets            Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:           shares authorized                                                                        $57,879,999
                      Paid-in capital in excess of par                                                         520,919,992
                      Unrealized appreciation on investments -- net                                                 13,745
                                                                                                              ------------
                      Net Assets -- Equivalent to $1.00 per share, based on 578,799,991
                      shares of beneficial interest outstanding                                               $578,813,736
                                                                                                              ============

                    * Cost for Federal income tax purposes. As of February 28, 1998, net unrealized appreciation for
                      Federal income tax purposes amounted to $13,745, of which $114,445 related to appreciated securities and $100,700 related to depreciated securities.

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                         February 28, 1998

Investment Income      Interest and amortization of premium and discount earned                              $15,936,668
(Note 1c):

Expenses:              Investment advisory fees (Note 2)                                  $1,265,558
                       Transfer agent fees (Note 2)                                          512,932
                       Distribution fees (Note 2)                                            330,552
                       Registration fees (Note 1d)                                            53,887
                       Professional fees                                                      43,329
                       Custodian fees                                                         42,425
                       Printing and shareholder reports                                       41,476
                       Accounting services (Note 2)                                           31,242
                       Trustees' fees and expenses                                            21,598
                       Other                                                                   8,195
                                                                                        ------------
                       Total expenses                                                                          2,351,194
                                                                                                            ------------
                       Investment income -- net                                                               13,585,474
                                                                                                            ------------

Realized &             Realized gain on investments -- net                                                        14,251
Unrealized             Change in unrealized appreciation on investments -- net                                   (31,986)
Gain (Loss) on                                                                                              ------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                                  $13,567,739
(Note 1c):                                                                                                  ============

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                       For the Six           For the Year
                                                                                       Months Ended             Ended
                                                                                       February 28,           August 31,
Increase (Decrease) in Net Assets:                                                        1998                  1997

Operations:            Investment income -- net                                       $13,585,474            $25,908,094
                       Realized gain on investments -- net                                 14,251                 42,945
                       Change in unrealized appreciation/depreciation on
                       investments -- net                                                 (31,986)               249,934
                                                                                  ---------------        ---------------
                       Net increase in net assets resulting from operations            13,567,739             26,200,973
                                                                                  ---------------        ---------------

Dividends &            Investment income -- net                                       (13,585,474)           (25,908,094)
Distributions to       Realized gain on investments -- net                                (14,251)               (42,945)
Shareholders                                                                      ---------------        ---------------
(Note 1f):             Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                  (13,599,725)           (25,951,039)
                                                                                  ---------------        ---------------

Beneficial Interest    Net proceeds from sale of shares                               806,327,649          1,575,865,679
Transactions           Net asset value of shares issued to shareholders in
(Note 3):              reinvestment of dividends and distributions (Note 1f)           13,593,177             25,939,110
                                                                                  ---------------        ---------------
                                                                                      819,920,826          1,601,804,789
                       Cost of shares redeemed                                       (799,199,901)        (1,598,214,554)
                                                                                  ---------------        ---------------
                       Net increase in net assets derived from beneficial interest
                       transactions                                                    20,720,925              3,590,235
                                                                                  ---------------        ---------------

Net Assets:            Total increase in net assets                                    20,688,939              3,840,169
                       Beginning of period                                            558,124,797            554,284,628
                                                                                  ---------------        ---------------
                       End of period                                                 $578,813,736           $558,124,797
                                                                                  ===============        ===============

                       See Notes to Financial Statements.






Financial Highlights
                                                               For the
                                                                 Six
                                                                Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         Feb. 28,          For the Year Ended August 31,
                                                                 1998        1997       1996       1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period          $1.00      $1.00      $1.00      $1.00      $1.00
Operating                                                      ---------  ---------  ---------  ---------  ---------
Performance:         Investment income -- net                      .0241      .0471      .0474      .0472      .0280
                     Realized and unrealized gain (loss) on
                     investments -- net                           (.0001)     .0005     (.0002)     .0017     (.0007)
                                                               ---------  ---------  ---------  ---------  ---------
                     Total from investment operations              .0240      .0476      .0472      .0489      .0273
                                                               ---------  ---------  ---------  ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                     (.0241)    (.0471)    (.0474)    (.0472)    (.0280)
                     Realized gain on investments -- net              --+    (.0001)    (.0003)    (.0007)    (.0002)
                                                               ---------  ---------  ---------  ---------  ---------
                     Total dividends and distributions            (.0241)    (.0472)    (.0477)    (.0479)    (.0282)
                                                               ---------  ---------  ---------  ---------  ---------
                     Net asset value, end of period                $1.00      $1.00      $1.00      $1.00      $1.00
                                                               =========  =========  =========  =========  =========
                     Total investment return                        4.83%*     4.81%      4.97%      4.87%      2.84%
                                                               =========  =========  =========  =========  =========

Ratios to Average    Expenses                                        .84%*      .82%       .82%       .85%       .81%
Net Assets:                                                    =========  =========  =========  =========  =========
                     Investment income and realized gain
                     on investments -- net                          4.84%*     4.71%      4.78%      4.79%      2.82%
                                                               =========  =========  =========  =========  =========

Supplemental         Net assets, end of period (in thousands)   $578,814   $558,125   $554,285   $558,929   $544,174
Data:                                                          =========  =========  =========  =========  =========

                   * Annualized.
                   + Amount is less than $.0001 per share.

                     See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves         February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Donald C. Burke, Vice President
Marie Heumiller, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210